                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549



                                       Form 8-K



                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



                                   August 11, 1998
                   Date of Report (Date of earliest event reported)



                            CHOICETEL COMMUNICATIONS, INC.
                (Exact name of registrant as specified in its charter)



MINNESOTA                       0-23017                      41-1649949
(State or other         (Commission File Number)            (IRS Employer
jurisdiction of                                          Identification No.)
incorporation)


                                9724 10TH AVENUE NORTH
                              PLYMOUTH, MINNESOTA 55441
                       (Address of principal executive offices)

                                    (612) 544-1260
                 (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

     ChoiceTel Communications, Inc. announced second quarter results

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following exhibit:

99 Press release of August 11, 1998, a copy of which is filed herewith as Exhibit A.


                                       ********


                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CHOICETEL COMMUNICATIONS, INC.
                                   (Registrant)



Dated: August 18, 1998                By  /s/ Jack S. Kohler
                                      -------------------------------------
                                      Jack S. Kohler
                                      Vice President and Chief Financial Officer


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